UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 8, 2009
FLOW INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Washington

(State or Other Jurisdiction of Incorporation)

001-34443	91-1104842

(Commission File Number)	(IRS Employer Identification No.)

23500 64th Avenue South, Kent, Washington	98032

(Address of Principal Executive Offices)	(Zip Code)
(253) 850-3500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On September 8, 2009, Flow International Corporation issued a press release announcing that it had completed the public offering of 7,825,000 shares of common stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
In accordance with General Instruction B.2. of Form 8-K, the information contained in the press release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press release dated September 8, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOW INTERNATIONAL CORPORATION (Registrant)
Date: September 8, 2009	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary